Exhibit 10.1

AMENDED AND RESTATED
STOCK PLEDGE AGREEMENT

     FOR VALUE RECEIVED and in consideration of the loan, or other financial accommodations now or hereafter made by Counsel Corporation, an Ontario corporation (“Secured Party”), on the one hand, to Acceris Communications Inc., formerly known as I-Link Incorporated, a Florida corporation (“Pledgor”), on the other hand, pursuant to the Loan Agreement between Secured Party and Pledgor dated as of January 26, 2004 (the “Loan Agreement”), including specifically the Original Advances, the Additional Advance and any Subsequent Advances (as such terms are defined in the Loan Agreement) and as evidenced from time to time by the Promissory Note(s) of Pledgor (collectively, the “Note”) and to induce Secured Party to make such extensions of credit or financial accommodations to Pledgor, Pledgor does hereby convey and grant a security interest to Secured Party in accordance with the terms set forth below in this Stock Pledge Agreement (the “Agreement”).

     I. Definitions. When used in this agreement:

          A. “Collateral” shall mean the following personal property:

          All of the 300,000 shares of Series B Convertible Preferred Stock of Buyers United, Inc., a Delaware corporation, issued to and owned by the Pledgor (the “Shares”) and all securities into which the Series B Convertible Preferred Stock is convertible and distributions of property, whether or not in cash, made to Pledgor on account of its interest in the above-described property, including stock dividends as well as all other property so distributed, together with all documents, instruments, and share certificates of Pledgor relating to the above, and all other property of Pledgor now or hereafter in the possession or control of Secured Party, and all proceeds of the foregoing and all cash and additional securities or other property at any time and from time to time receivable or otherwise distributable in respect of, exchange for or as substitution for any and all of the foregoing.

          B. “Default” shall mean any of the following: (1) the occurrence or existence of an “Event of Default,” as that term is defined in the Note, the terms of which Note are incorporated herein by this reference; (2) the sale, transfer or exchange, either directly or indirectly, of a controlling stock interest of any Obligor, if such Obligor is a corporation; (3) appointment of a receiver for the Collateral or for any property in which any Obligor has an interest; or (4) seizure of the Collateral by any third party.

          C. “Liabilities” shall mean all obligations of Pledgor hereunder, under the Note, and any and all other obligations of Pledgor to Secured Party, direct or indirect, however and whenever arising, created or evidenced, joint or several, whether absolute, contingent or otherwise, original, renewed or extended, whether originally to Secured Party or endorsed or assigned to Secured Party, now or hereafter existing, or due or to become due, including, without limitation, all principal, interest, costs and other indebtedness owed thereunder.

          D. “Obligor” shall mean Pledgor and each other individual or entity primarily or secondarily, directly or indirectly, liable on or directly or indirectly securing any of the Liabilities.

     II. Grant of Security Interest. As security for the payment and performance of the Note, Pledgor hereby grants to Secured Party a security interest in and security title to the Collateral, all substitutions therefor and replacements thereof and all proceeds thereof in any form. Unless and until there shall have occurred an Event of Default and such Event of Default is continuing, Pledgor shall be entitled to vote or consent with respect to the Collateral in any manner not inconsistent with this Agreement.

     III. Representations, Warranties and Covenants.

     1. Pledgor hereby warrants, represents, and covenants that:

          A. The Pledgor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and (ii) has all requisite power and authority to execute, deliver and perform this Agreement.

          B. The execution, delivery and performance by the Pledgor of this Agreement (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws, law or any contractual restriction binding on or affecting the Pledgor or any of its properties, and (iii) except as herein specifically provided, do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

          C. Pledgor will at all times hereafter keep the Collateral free of all security interests, liens and claims whatsoever, other than the security interest and security title granted herein.

          D. Pledgor will, from time to time, on request of Secured Party, execute such financing statements, statements of assignment, notices and other documents and pay the costs of filing or recording the same in all public offices deemed necessary by Secured Party and do such other acts as Secured Party may request to establish and maintain a valid security interest in and security title to the Collateral, including, without limitation, delivery to Secured Party of any stock certificate, note, deed to secure debt, security agreement, or other instrument issuable with respect to any of the Collateral.

          E. Pledgor will not sell, pledge, transfer or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Secured Party.

          F. Pledgor shall account fully and faithfully for and promptly pay or turn over to Secured Party proceeds in whatever form received in disposition in any manner of any of the Collateral, but nothing in this Agreement shall be deemed to authorize any such disposition.

          G. Pledgor shall at all times keep accurate and complete records of the Collateral and its proceeds, and should any Collateral come into the possession of Pledgor, he shall hold it in trust for Secured Party and keep it separate and distinct from his other property.

          H. All information now or hereafter furnished by Pledgor to Secured Party relating in any way to the Collateral is and will be true and correct as of the date furnished.

     2. Secured Party hereby covenants that during the term of this Agreement, Secured Party (i) shall not take any action which would jeopardize the rights, titles and interests transferred and assigned to Secured Party pursuant to this Agreement; (ii) shall immediately notify Pledgor of any pending or threatened action by any governmental authority or body or any court or governmental agency or third party to suspend, revoke, terminate or challenge such rights, titles and interests; and (iii) shall not take any action that would result in the violation of any covenant or agreement, or otherwise constitute a default under the agreements or instruments evidencing any indebtedness of the Pledgor.

     IV. Power of Attorney. Pledgor hereby grants to Secured Party a power of attorney, which being coupled with an interest is irrevocable while any of the Liabilities remain unpaid, whereby he constitutes and appoints Secured Party or its designee as Pledgor’s true and lawful attorney-in-fact and agent, for Pledgor and in his name and, upon the occurrence and the continuance of an Event of Default, to vote any shares of stock which may be or become Collateral at any and all meetings in which the owners of such stock are entitled to vote, to waive notice of any such meeting, to take part in any consent action in lieu of any such meeting, to execute any and all documents in connection with said stock, to exercise any and all powers which may be exercised by the owners of said stock and to accomplish such actions necessary to transfer and reissue said stock in the name of Pledgor. Pledgor hereby further grants to Secured Party a power of attorney, which being coupled with an interest is irrevocable while any of the Liabilities remain unpaid, whereby it constitutes Secured Party or its designee as Pledgor’s attorney-in-fact: to endorse Pledgor name upon any notes, acceptances, checks, drafts, money orders and other remittances received by Pledgor or Secured Party on account of the Collateral and to do all other acts and things necessary to carry out this Agreement. All acts of Secured Party as attorney-in-fact as so constituted above are hereby authorized and ratified, and said attorney-in-fact or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law, other than acts of gross negligence or intentional misconduct.

     V. Secured Party’s Rights and Remedies Upon Pledgor’s Default. At the option of Secured Party, immediately upon the occurrence and the continuance of an Event of Default, the Liabilities, notwithstanding any provisions thereof, without demand or notice of any kind, shall become immediately due and payable, and Secured Party may exercise from time to time the rights and remedies available to it under the Uniform Commercial Code and other applicable law, in equity, or under any agreement. Pledgor agrees, in the event of Default, to deliver at Pledgor’s expense all the Collateral not then in possession of Secured Party to Secured Party. Without limiting the generality of the foregoing, the Secured Party may sell the Collateral, or any part thereof at any public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery, as the Secured Party shall deem appropriate. In view of the position of Pledgor in relation to the Shares, or because of other, present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect or any similar such statute enacted in the State of Florida (such Act and any such other statute as from time to time in effect being hereinafter called the “Securities Laws”) with respect to any disposition of the Shares permitted hereunder, Pledgor understands that compliance with the Securities Laws may very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any part of the Shares and may also limit the extent to which or the manner in which any subsequent transferee of any of Shares may dispose of the same. Under applicable law, in the absence of an agreement to the contrary, the Secured Party may be held to have certain general duties and obligations to Pledgor, to make some effort towards obtaining a fair price even though the obligations under the Note may be discharged or reduced by proceeds of a sale at a lesser price. Pledgor acknowledges that any private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay sale of any such Collateral. Pledgor agrees to pay all costs of Secured Party of collection of the Liabilities and enforcement of rights hereunder, including, without limitation, reasonable attorneys’ fees and legal and court expenses, including the costs of retaining experts.

     VI. Consents. Pledgor hereby consents and agrees that Secured Party may from time to time:

          A. Retain or obtain a security interest, lien, title or other interest in any property, whether real, personal, mixed, tangible or intangible, to secure any of the Liabilities, provided, however, that nothing contained in this subparagraph A shall be construed or interpreted as granting Secured Party a security interest, lien, title or other interest in any such property other than the Collateral;

     B. Retain or obtain the primary or secondary liability of any party or parties with respect to any of the Liabilities;

     C. Extend or renew for any period (whether or not longer than the original period), alter, modify or exchange, any of the Liabilities, or any right evidencing the Liabilities, or any of them;

     D. Release, discharge, compromise, or enter into any accord and satisfaction with respect to the Collateral, or any other security for the Liabilities, any liability of Pledgor hereunder or any liability of any Obligor;

     E. Release or surrender all or any part of the Collateral or any other security for the Liabilities, with or without consideration, or exchange or substitute for all or any part of the Collateral or any other security for the Liabilities, any other security of like kind, or of any kind; and

     F. Resort to or bring suit against Pledgor to enforce this Agreement for the collection of any of the Liabilities or otherwise enforce its security interest in the Collateral, whether or not Secured Party shall have resorted to or brought suit against any other collateral or any other Obligor, and whether or not Secured Party shall have exhausted its rights or remedies against any of the foregoing.

     VII. Waivers. Pledgor hereby expressly waives:

          A. Notice of acceptance of this instrument;

          B. Notice of the existence or creation of all or any of the Liabilities;

          C. Notice of any default, nonpayment, partial payment, presentment, demand, and all other notices not expressly required under the terms of this Agreement;

          D. Any invalidity or disability in whole or in part at the time of his acceptance or at any other time with respect to the Collateral or any part thereof, as well as with respect to the liability of any Obligor;

          E. All diligence in collection or protection of or realization upon the Collateral, the Liabilities, or any part thereof, any liability hereunder, any liability of any Obligor, or any security for any of the foregoing; and

          F. Any duty or obligation on the part of Secured Party to ascertain the extent or nature of all or any part of the Collateral, or any other security for the Liabilities, or any insurance or other rights respecting such security, or the liability of any Obligor, as well as any duty or obligation on the part of Secured Party to take any steps or actions to safeguard, protect, deal with, handle, obtain or convey information respecting, or otherwise follow in any manner, such security or any part thereof, or such insurance, or other rights.

     VIII. Release of Pledge. The pledge set forth in this Agreement shall be deemed satisfied, and the security interest of Secured Party in the Collateral, as defined in this Agreement, shall be released upon full satisfaction and release of the obligations of the Pledgor.

     IX. Miscellaneous.

          A. Notice. Except as otherwise provided herein, notices required or permitted hereunder shall be deemed given when made in writing and deposited in the U.S. mail, with first class postage prepaid and properly addressed, to the addresses set forth below, or to such other address as one party hereto shall have notified the other party pursuant hereto:

If to Pledgor, to:	Acceris Communications Inc.
9775 Business Park Avenue
San Diego, CA 92131
Attn: Gary Clifford, CFO

with a copy to:	Ralph De Martino, Esq.
Dilworth Paxson LLP
1818 N Street, N.W.
Suite 400
Washington, DC 20036

If to Secured Party, to:	Counsel Corporation
The Exchange Tower, Suite 1300
130 King Street West
Toronto, Ontario
Canada M5X 1E3

          If any notification of intended disposition of the Collateral or of any other act by Secured Party is required by law and a specific time period is not stated therein, such notification, if given in accordance with this section at least five (5) days before such disposition or act, shall be deemed reasonable and properly given.

          B. Non-Waiver of Rights and Remedies. No delay or failure on the part of Secured Party in the exercise of any right or remedy shall operate as a waiver thereof or of the exercise of any other right or remedy. Time is of the essence of this Agreement.

     C. Construction. This Agreement shall be governed by and construed in and enforced in accordance with the laws of the State of New York. The terms “security interest”

and “security title” as used herein shall include, and Secured Party shall have, all the rights, interests, title, liens, claims and privileges that may be derived hereunder and under the applicable law of the various states of the United States. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, said provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

          D. Modification. This Agreement shall not be modified or amended except in a writing signed by the parties hereto.

          E. Survival of Representations. All representations, warranties, covenants, and agreements contained herein or made in writing by Pledgor in connection herewith shall survive the execution and delivery of this Agreement and any and all other documents relating to or arising out of any of the foregoing or any of the Liabilities.

          F. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto, and their respective successors, legal representatives, heirs and assigns.

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Signature page to
Amended and Restated Stock Pledge Agreement
dated as of January 26, 2004

     IN WITNESS WHEREOF, the parties executed this Amended and Restated Stock Pledge Agreement as of this 26th day of January, 2004.

PLEDGOR:

ACCERIS COMMUNICATIONS INC.

By:

Name:

Title:

SECURED PARTY:

COUNSEL CORPORATION

By:

Name:

Title: